UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Aberdeen Singapore Fund, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Aberdeen Singapore Fund, Inc.

NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
JUNE 21, 2017

To the Stockholders of
Aberdeen Singapore Fund, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of the Aberdeen Singapore Fund, Inc., a Maryland corporation (the "Fund"), will be held at the offices of Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor Philadelphia, Pennsylvania 19103, on Wednesday, June 21, 2017, at 11:30 a.m., Philadelphia time, for the following purposes:

1.  To consider and vote upon the election of one Director of the Fund, to serve until the 2020 Annual Meeting of Stockholders and until such Director's successor is duly elected and qualifies.

2.  To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The proposed election of a Director (the "Proposal") is discussed in greater detail in the enclosed Proxy Statement. You are entitled to notice of, and to vote at, the Annual Meeting of the Fund if you owned shares of the Fund at the close of business on April 28, 2017 (the "Record Date"). If you attend the Annual Meeting, you may vote your shares in person.

You are cordially invited to attend the Meeting. Any stockholder who does not expect to attend the Meeting in person is requested to vote by proxy over the Internet, by telephone or by completing, dating and signing the enclosed proxy card and returning it promptly. You may nevertheless vote in person at the Meeting if you choose to attend. All persons wishing to be admitted to the Annual Meeting must present photo identification. If you plan to attend the Annual Meeting, we ask that you call us in advance at 1-800-522-5465.

This notice and related proxy materials are first being mailed to stockholders on or about May 8, 2017.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meetings of Shareholders to be Held on June 21, 2017: This Notice, the Proxy Statement and the form of proxy cards are available on the Internet at http://www.aberdeen-asset.us/cef. On this website, you will be able to access the Notice, the Proxy Statement, the form of proxy card(s) and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

By order of the Board of Directors,

/s/ Megan Kennedy

Megan Kennedy

Vice President and Secretary of the Fund

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE ANNUAL MEETING. ACCORDINGLY, YOU ARE REQUESTED TO PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD FOR THE ANNUAL MEETING PROMPTLY, OR TO AUTHORIZE THE PROXY VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

May 8, 2017

Aberdeen Singapore Fund, Inc.

PROXY STATEMENT

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of the ABERDEEN SINGAPORE FUND, INC., a Maryland corporation (the "Fund"), for use at the Annual Meeting of Stockholders (the "Meeting"), to be held at the offices of Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, on Wednesday, June 21, 2017, at 11:30 a.m., Philadelphia time and at any adjournments thereof. A Notice of Annual Meeting of Stockholders and a proxy card accompany this Proxy Statement. This Proxy Statement and proxy card are first being made available to stockholders on or about May 8, 2017.

All properly executed proxy cards received in time for the Meeting will be voted as specified in the proxy card or, if no specification is made, FOR the proposed election of Director (the "Proposal"). The persons named as proxy holders on the Proxy will vote in their discretion on any other matters that may properly come before the Meeting or any adjournments or postponements thereof. Any stockholder giving a proxy in advance of the Meeting has the power to revoke it by mail (addressed to the Secretary of the Fund, c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103), by executing a superseding proxy or by attending the Meeting in person and voting at the Meeting. Shares owned by any stockholder who attends the Meeting but does not cast a vote are included in the determination of the number of shares present at the Meeting. Stockholders do not have dissenter's rights of appraisal in connection with any of the matters to be voted on by the stockholders at the Meeting.

The presence at the Meeting, in person or by proxy, of the stockholders entitled to cast a majority of all the votes entitled to be cast at the Meeting on any matter shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum at the Meeting, withheld votes and broker 'non-votes' (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular proposal with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the Meeting.

With regard to approval of the Proposal, the affirmative vote of a majority of the votes cast at the meeting at which a quorum is present is necessary for the election of a Director. For purposes of the election of Directors for the Fund, any abstentions or broker 'non-votes' will not be counted as votes cast and will have no effect on the result of the vote.

On September 16, 2015, the Fund announced that the Board of Directors adopted certain corporate governance guidelines for the Fund which became effective September 30, 2015. The corporate governance guidelines include (i) a resignation policy which generally provides that an Independent Director, in an uncontested election, who does not receive a majority of votes "FOR" his or her election at a meeting of shareholders shall be deemed to have tendered his or her resignation, subject to the Board's acceptance or rejection of such resignation, which Board determination will be disclosed publicly to Fund stockholders; and (ii) a policy requiring that after an Independent Director has served on the Board for three consecutive terms of three years following the engagement of the existing investment manager of the Fund that Independent Director will be put forth for consideration by shareholders annually. The failure to obtain a majority of votes cast will trigger the resignation policy described above.

If a quorum is not present in person or by proxy at the time a Meeting is called to order, the chairman of the Meeting or the holders of a majority of the stock present in person or by proxy may adjourn the Meeting without notice other than announcement at the Meeting to permit further solicitation of proxies. If a quorum is present but there are not sufficient votes to approve the Proposal, the chairman of the Meeting may adjourn the Meeting, or may permit the persons named as proxy holders to propose one or more adjournments of the Meeting, to permit further solicitation of proxies on the Proposal. If the persons named as proxy holders propose to adjourn the Meeting, the vote required for stockholders to adjourn the Meeting is the affirmative vote of a majority of all the votes cast on the matter. In such a case, the persons named as proxy holders will vote those proxies which they are entitled to vote in favor of the Proposal "FOR" the adjournment, and will vote those proxies required to be voted against, or withholding authority to vote for, the Proposal "AGAINST" the adjournment. For purposes of votes with respect to adjournment, broker non-votes will not be counted as votes cast and will have no effect on the result of the vote. If a quorum is present and a motion for adjournment is not approved, the voting on the Proposal will be completed at the Meeting. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 120 days after the record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting

The Board has fixed the close of business on April 28, 2017 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournments thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, the Fund had outstanding 7,418,948 shares of common stock.

The Fund's management knows of no business other than that mentioned in the Notice of Meeting, which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the proxy card to vote in accordance with their discretion.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on Wednesday, June 21, 2017 at 1735 Market Street, 32nd Floor, Philadelphia, PA 19103: The Proxy Materials and the Fund's most recent annual report are available on the Internet at http://www.aberdeen-asset.us/cef. The Fund will furnish, without charge, a copy of its Annual Report for its most recent fiscal year to any stockholder requesting such report. Requests for the Annual Report should be made by writing to the Fund's investor relations program at Aberdeen Asset Management Inc. ("AAMI") at AAMI's principal executive offices, c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, attention: Aberdeen Singapore Fund, Inc.: Investor Relations, or by calling collect at 1-800-522-5465.

THE FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE PROPOSAL DESCRIBED IN THE NOTICE OF MEETING.

Proposal: ELECTION OF DIRECTOR

Persons named in the proxy card intend, in the absence of contrary instructions, to vote all proxies FOR the election of the nominee listed below as a Director of the Fund.

(i)  Richard Herring, as a Class II Director, to serve until the 2020 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.

The term of the nominee for Director will expire on the date on which Directors are elected at the Annual Meeting of Stockholders of the Fund in the year stated above or the date that his successor is elected and qualified. If any such nominee should be unable to serve due to an event that is not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board to replace any such nominee. The election of the nominee as Directors of the Fund will require the affirmative vote of a majority of the votes cast at the Meeting at which a quorum is present. A majority of the Fund's outstanding shares as of the Record Date, represented in person or represented by proxy, will constitute a quorum of stockholders at the Meeting. For purposes of the Proposal, withholding of authority to vote for the nominee will be counted in determining whether a quorum is present at the Meeting, and will be treated as votes cast against the nominee at the Meeting.

The nominee for Director of the Fund has consented to be named in this Proxy Statement and to serve as a Director of the Fund if elected. The Board has no reason to believe that the nominee named above will become unavailable for election as a Director, but if that should occur before the meeting for the Fund, the persons named as proxies in the proxy cards will vote for such person(s) as the Board of the Fund may recommend.

Information Concerning Directors and Nominee

The following table sets forth information concerning the nominee for Director of the Fund, as well as the other current Directors of the Fund. Neither the Director nominee nor any other Director of the Fund is considered to be an "interested person" (as defined in the U.S. Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund ("Independent Directors").

Name, Address of Nominee/Directors, Year of Birth	Principal Occupation or Employment During Past Five Years	Director Since(1)	Dollar Range of Equity Securities in the Fund(2)	Aggregate Dollar Range of Equity Securities in all Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies(2)(3)	Number of Funds in Fund Complex Overseen by Director(3)	Other Directorships During Past Five Years
David G. Harmer 10911 Ashurst Way Highlands Ranch, CO 80130 Year of Birth: 1943	Prior to retiring, Mr. Harmer was the Director of Community and Economic Development, City of Ogden, from 2005 to 2008.	1996	$10,001-50,000	$10,001-50,000	2	None.
Richard J. Herring† c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1946	Mr. Herring has been the Jacob Safra Professor of International Banking and Professor, Finance Department at The Wharton School, University of Pennsylvania, since 1972. He is also the Founding Director, Wharton Financial Institutions Center, since 1994; a member of the Systemic Risk Council and the FDIC's Systemic Resolution Advisory Council. Previously he was Co-chair of the Shadow Financial Regulatory Committee from 2000 to 2016; and Executive Director of the Financial Economists Roundtable from 2008 to 2016.	2007	$10,001-50,000	$10,001-50,000	2	Trustee, Deutsche Asset Management Funds (and certain predecessor funds), since 1990; Independent Director of Barclays Bank, Delaware, since 2010.

Name, Address of Nominee/Directors, Year of Birth	Principal Occupation or Employment During Past Five Years	Director Since(1)	Dollar Range of Equity Securities in the Fund(2)	Aggregate Dollar Range of Equity Securities in all Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies(2)(3)	Number of Funds in Fund Complex Overseen by Director(3)	Other Directorships During Past Five Years
Rahn K. Porter 944 E. Rim Road Franktown, CO 80116 Year of Birth: 1954	Mr. Porter has been the Chief Financial and Administrative Officer of The Colorado Health Foundation since 2013, and was the Interim Chief Executive Officer of The Colorado Health Foundation from 2014 to 2015.	2007	$10,001-50,000	$50,001-100,000	20	Director, CenturyLink Investment Management Company (formerly Qwest Asset Management Company) since 2006; Director, Blackridge Financial, Inc., since 2005.
Moritz A. Sell c/o Aberdeen Asset Management Inc. 1735 Market St., 32nd Floor Philadelphia, PA 19103 Year of Birth: 1967	Mr. Sell currently serves as Principal at Edison Holdings GMBH (commercial real estate and venture capital) since October 2015. In addition, Mr. Sell serves as a Senior Advisor for Markston International LLC, an independent investment manager (since January 2014). Formerly, a director, market strategist and Head of Property Trading (London Branch) at Landesbank Berlin AG (banking) and its predecessor, now holding company, Landesbank Berlin Holding AG (formerly named Bankgesells-chaft Berlin AG) from 1996 to 2013.	2011	$10,001-50,000	$50,001-100,000	3	None.

(1)  Each director serves for a three year term. The current term for Messrs. Harmer, Herring, Porter and Sell ends at the annual shareholder meeting in 2019, 2017, 2019 and 2018, respectively.

(2)  The information as to beneficial ownership is based on statements furnished to the Fund by the Directors. The dollar value of shares is based upon the market price as of March 31, 2017. "Family of Investment Companies" includes the Fund and other registered investment companies advised by Aberdeen Asset Management Asia Limited or its affiliates which hold themselves out to investors as related companies for purposes of investment and investor services.

(3)  As of March 31, 2017, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., Aberdeen Japan Equity Fund, Inc., The Asia-Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc., the Aberdeen Funds and the Aberdeen Investment Funds are U.S. registered funds that have a common investment manager and/or investment adviser with the Fund, or an investment adviser that is affiliated with the investment manager and/or investment adviser of the Fund, and may thus be deemed to be part of the same "Fund Complex" as the Fund. Messrs. Harmer, Herring and Porter also serve on the Board of the Aberdeen Japan Equity Fund, Inc., Mr. Porter serves on the Board of the Aberdeen Funds and Mr. Sell serves on the Board of Aberdeen Australia Equity Fund, Inc. and Aberdeen Greater China Fund, Inc.

†  Nominee for Director.

Additional Information about the Board of Directors

The Board believes that each Director's experience, qualifications, attributes and/or skills on an individual basis and in combination with those of the other Directors on the Board lead to the conclusion that each Director should serve on the Board. The Board believes that each Director's ability to review critically, evaluate, question and discuss information provided to him; to interact effectively with Aberdeen Asset Management Asia Limited ("AAMAL"), the Fund's investment manager, other services providers, counsel, and independent auditors; and to exercise effective business judgment in the performance of his duties, support this conclusion. The Board has also considered the contributions that each Director can make to the Board and Fund.

A Director's ability to contribute effectively may have been attained through the Director's executive, business, consulting, and/or academic positions; experience from service as a Director of the Fund and other funds/portfolios in the Aberdeen fund complex, other investment funds, public companies, non-profit entities or other organizations; educational background or professional training or practice; and/or other life experiences. In this regard, the following specific experience, qualifications, attributes and/or skills apply as to each Director. Mr. Harmer—business background, accounting expertise and executive management experience as a president, chairman chief financial officer, corporate controller and a director of various private and governmental entities and director of another fund within the Aberdeen complex; Mr. Herring—financial background as professor of finance and board experience with other closed-end investment companies and public companies and director of another fund within the Aberdeen complex; Mr. Porter—business background and executive management and financial expertise as vice president and chief financial officer of public and private entities and director of other funds within the Aberdeen complex; and Mr. Sell—director and executive experience at an investment banking and trading firm and board experience with other funds within the Aberdeen complex.

The Board believes that the significance to the Fund of each Director's experience, qualifications, attributes and/or skills is an individual matter (meaning that it may vary by individual) and that these factors are best evaluated at the Board level, with no particular factor being indicative of effectiveness. In addition, in its periodic self-assessment of its effectiveness, the Board considers the complementary individual skills and experience to oversee the business of the Fund. References to the experience, qualifications, attributes and/or skills of Directors are presented pursuant to disclosure requirements of the Securities and Exchange Commission (the "Commission"), do not constitute holding out the Board or any Director as having any special expertise or experience, and should not be considered to impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Based on the information furnished by each of the Directors as of March 31, 2017, neither any of the Directors nor any immediate family member of the Directors owned any securities of the investment manager, or any of its affiliates, of the Fund as of such date.

The Fund's Board held three regular meetings and no special meetings during its fiscal year ended October 31, 2016. Each current Director attended at least seventy-five percent of the aggregate number of meetings of the Board and any Committee of which he was a member. For annual or special stockholder meetings, Directors may but are not required to attend the meetings; and for the Fund's last annual stockholder meeting, Mr. Sell attended the meeting.

The Board has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which is responsible for reviewing financial and accounting matters. The members of the Fund's Audit Committee are independent as defined in Sections 303A.02 and 303A.07(a) of the New York Stock Exchange's (the "NYSE") Listed Company Manual, as may be modified or supplemented. The Fund has adopted a formal, written Audit Committee Charter, a copy of which is available at www.aberdeensgf.com. The current members of the Fund's Audit Committee are Messrs. Harmer, Herring, Porter and Sell. Mr. Porter has been designated as the Fund's "audit committee financial expert," as defined in Item 3 of Form N-CSR, and is presumed to be financially sophisticated for purposes of Section 802B(2) of the NYSE US LLC Company Guide.

The Fund's Audit Committee met three times during its fiscal year. The report of the Fund's Audit Committee, along with certain disclosures regarding fees paid to the Fund's independent registered public accounting firm, are set forth on pages 13 to 15 of this Proxy Statement.

The Board has a Nominating and Compensation Committee, which is responsible for recommending individuals to the Board for nomination as members of the Board and its committees. The Fund's Nominating and Compensation Committee is composed of Directors who are not interested persons of the Fund and comply with the independence requirements of the NYSE listing standards for Nominating and Compensation Committee members. The Fund's Nominating and Compensation Committee's actions are governed by the Fund's Nominating and Compensation Committee Charter, a copy of which is available at www.aberdeensgf.com. The current members of the Fund's Nominating and Compensation Committee are Messrs. Harmer, Herring, Porter and Sell. The Fund's Nominating and Compensation Committee did not meet during its last fiscal year.

Process of Evaluation of Independent Director Candidates

The Fund's Nominating and Compensation Committee identifies individuals qualified to serve as Independent Directors on the Board and on committees of the Board and recommends such qualified individuals for nomination by the Fund's Independent Directors as candidates for election as Independent Directors, advises the Board with respect to Board composition, procedures and committees, monitors and makes recommendations on corporate governance matters and policies and procedures of the Board and any Board committees and oversees periodic evaluations of the Board and its committees. Persons recommended by the Fund's Nominating and Compensation Committee as candidates for nomination as Independent Directors are required to possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Directors of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board as they deem appropriate, they will consider nominations from stockholders to the Board. Nominations from stockholders should be in writing and sent to the Independent Directors as described herein. Assuming that appropriate biographical and background material is provided for Independent Director candidates recommended by stockholders, the Board will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates identified by the Independent Directors of the Fund.

Diversity Policy

The Fund's policy on Board diversity provides that while diversity and variety of experiences and viewpoints represented on the Board should always be considered, a nominee for Director should not be chosen nor excluded solely or largely because of race, color, gender, national origin or sexual orientation or identity. In selecting a nominee for Director, the Fund's Nominating and Compensation Committee focuses on skills, expertise or background that would complement the existing Board, recognizing that the Fund's business and operations are diverse and global in nature.

Board Leadership Structure and Risk Oversight

The Fund is focused on its corporate governance practices and values independent Board oversight as an essential component of strong corporate performance to enhance stockholder value. The Fund's commitment to independent oversight is demonstrated by the fact that all of its Directors are independent. In addition, all of the members of the Board's committees are independent. The Board acts independently of management and regularly holds independent director sessions of the Board without members of management present.

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board's general oversight of the Fund and is addressed as part of various Board and committee activities. The Fund's investment manager and other service providers also employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. In addition, the Fund's Chief Compliance Officer compiles a risk assessment for the Fund which is reviewed by the Board. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Fund, the Board interacts with and reviews reports from, among others, the Fund's investment manager, the Fund's administrator, the Fund's Chief Compliance Officer, the Fund's independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Fund and applicable risk controls. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Stockholder Communications

Stockholders may send communications to the Board. Stockholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each Director above. Other stockholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

Officers of the Fund

Name, Address and Year of Birth	Positions Held with the Fund	Officer of the Fund Since	Principal Occupation(s) During Past Five Years
Officers
Alan Goodson* Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1974	President	August 2011

Currently, Head of Product-US, overseeing Product Management, Product Development and Investor Services for Aberdeen's registered and unregistered investment companies in the United States and Canada. Mr. Goodson is a Director and Vice President of Aberdeen Asset Management Inc. and joined Aberdeen in 2000.

Name, Address and Year of Birth	Positions Held with the Fund	Officer of the Fund Since	Principal Occupation(s) During Past Five Years
Jeffrey Cotton* Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1977	Chief Compliance Officer, Vice President—Compliance	August 2011	Currently, Director, Vice President and Head of Compliance—Americas for Aberdeen Asset Management Inc. Mr. Cotton joined Aberdeen in 2010.
Joseph Andolina* Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1978	Vice President—Compliance	March 2017

Currently Deputy Head of Compliance—Americas & U.S. Counsel for AAMI. He joined Aberdeen in in 2012. Prior to that, he was an associate attorney in the Investment Management Group of Drinker Biddle & Reath LLP (law firm) (2008-2011).

Andrea Melia* Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1969	Treasurer	August 2011	Currently, Head of Fund Administration-US and Vice President for Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management Inc. in 2009.
Megan Kennedy* Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President	August 2011	Currently, Head of Product Management for Aberdeen Asset Management Inc. since 2009. Ms. Kennedy joined AAMI in 2005.
Bev Hendry* Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1953	Vice President	December 2014

Currently, Chief Executive of Americas. He previously held the positions of Co-Head of Americas and Chief Financial Officer for Aberdeen Asset Management Inc. until 2016. Mr. Hendry first joined Aberdeen in 1987 and helped establish Aberdeen's business in the Americas in Fort Lauderdale. He left Aberdeen in 2008 when the company moved its headquarters in Philadelphia. Mr. Hendry re-joined Aberdeen from Hansberger Global Investors in Fort Lauderdale, Florida, where he worked as Chief Operating Officer for six years.

Jennifer Nichols* Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1978	Vice President	August 2011

Currently, Global Head of Legal for Aberdeen Asset Management PLC since 2012. Ms. Nichols is Vice President and Director for Aberdeen Asset Management Inc. Previously Ms. Nichols served as Head of Legal-Americas from 2010-2012. She joined Aberdeen Asset Management Inc. in 2006.

Name, Address and Year of Birth	Positions Held with the Fund	Officer of the Fund Since	Principal Occupation(s) During Past Five Years
Christian Pittard* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1973	Vice President	August 2011

Currently, Group Head of Product Opportunities, for Aberdeen Asset Managers Limited. Previously, a Director and Vice President (from 2006 to 2008), Chief Executive Officer (from 2005 to 2006) and employee (since 2005) of AAMI; Member of Executive Committee of Aberdeen Asset Management PLC (since August 2005).

Lucia Sitar* Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1971	Vice President	August 2011	Currently, Vice President and Managing U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in 2007.
Sharon Ferrari* Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer	March 2014	Currently, Senior Fund Administration Manager-US for Aberdeen Asset Management Inc. since 2013. Ms. Ferrari joined Aberdeen Asset Management Inc.as a Senior Fund Administrator in 2008.
Heather Hasson* Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1982	Assistant Secretary	March 2012	Currently, Senior Product Manager for Aberdeen Asset Management Inc. since 2009. Ms. Hasson joined Aberdeen Asset Management Inc. as a Fund Administrator in 2006.

*  Messrs. Goodson, Cotton, Andolina, Hendry and Pittard and Mses. Nichols, Melia, Kennedy, Sitar, Hasson and Ferrari hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., Aberdeen Japan Equity Fund, Inc., The Asia-Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc., the Aberdeen Funds and the Aberdeen Investment Funds, all of which may be deemed to be a part of the same "Fund Complex."

Transactions with and Remuneration of Officers and Directors

The aggregate fee remuneration for Directors of the Fund not affiliated with the Fund's investment manager was $118,055 and $125,500 for the fiscal years ended October 31, 2016 and 2015, respectively. Each such nonaffiliated Director receives fees, paid by the Fund, effective July 1, 2015, of $2,000 for each Directors' meeting attended in person, $1,000 for each Directors' meetings attended by telephone, $1,000 for each audit committee meeting attended in person or by telephone and an annual fee of $15,000. The Chairman of the Board of Directors receives an additional $5,000 annually. The Chairman of the Fund's Audit Committee receives an additional $3,000 annually.

The officers of the Fund did not receive any compensation from the Fund. As of March 31, 2017, all of the Fund's Directors are independent. AAMI, which pays the compensation and certain expenses of the officers of AAMI who serve as officers of the Fund, receives administration fees from the Fund.

Set forth below is a chart showing the aggregate fee compensation paid by the Fund (in U.S. dollars) to each of its Directors during the Fund's most recent fiscal year, as well as the total fee compensation paid to each Director by the Fund and by other registered investment companies in the Fund Complex for their services as Directors of such investment companies during their respective fiscal years. In all cases, there were no pension or retirement benefits accrued as part of the Fund's expenses.

Name of Director	Aggregate Compensation From The Fund(1)	Total Compensation From The Fund and Fund Complex Paid to Directors(1)
Independent Directors
Martin J. Gruber(2)	$22,011	$51,022
David G. Harmer	22,011	46,022
Richard J. Herring	22,011	46,022
Rahn K. Porter	25,011	52,022
Moritz A. Sell	27,011	114,611

(1)  Paid through fiscal year end October 31, 2016.

(2)  Resigned from Board on March 28, 2017.

INVESTMENT MANAGER AND ADMINISTRATOR OF THE FUND

Aberdeen Asset Management Asia Limited serves as the investment manager to the Fund and its principal office is located 21 Church Street #01-01, Capital Square Two, Singapore 049480. AAMAL is a wholly-owned subsidiary of Aberdeen Asset Management PLC. On March 6, 2017, the Boards of Standard Life plc and Aberdeen Asset Management PLC announced that they had reached an agreement on the terms of a recommended all-share merger ("Merger"). Following the completion of the Merger, Aberdeen Asset Management PLC shareholders would own approximately one-third of the combined group while Standard Life plc shareholders would own approximately two-thirds. The Merger is expected to occur in the third quarter of 2017, subject to various conditions and terms, including approval by shareholders of both entities.

AAMI serves as the administrator to the Fund and its principal office is located at 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, as applied to the Fund, requires the Fund's officers and Directors, certain officers and directors of the investment manager, affiliates of the investment manager and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership with the Commission and the NYSE.

Based solely upon the Fund's review of the copies of such filings received by it and written representations from the Directors and officers of the Fund, and the filings by the beneficial holders greater than 10% of a Fund's shares, to the knowledge of the Fund, for the fiscal year ended October 31, 2016, the filings were filed on a timely basis.

REPORT OF THE AUDIT COMMITTEE

At a meeting held on December 13, 2016, the Board of the Fund, a Maryland corporation (the "Fund"), including a majority of the Directors who are not "interested persons," as defined under the 1940 Act, selected PricewaterhouseCoopers LLP ("PWC") to act as the independent registered public accounting firm for the Fund for the fiscal year ending October 31, 2017. Although it is not expected that a representative of PWC will attend the Meeting, a representative will be available by telephone to make a statement to the stockholders, if the representative wishes to do so, and to respond to stockholder questions, if any.

The Fund's financial statements for the fiscal year ended October 31, 2016 were audited by PWC. The Audit Committee of the Fund has reviewed and discussed the audited financial statements of the Fund with management of the Fund. The Audit Committee of the Fund has received the written disclosures and the letter from PWC required by The Public Company Accounting Oversight Board ("PCAOB") Rule 3526 (PCAOB Rule 1, Communication with Audit Committees Concerning Independence), as may be modified or supplemented, and have discussed with PWC its independence with respect to the Fund. The Fund knows of no direct financial or material indirect financial interest of PWC in the Fund. The Audit Committee has discussed with PWC the matters required to be discussed by SAS 61 and PCAOB AS 16, as may be modified or supplemented. Based on the foregoing review and discussions, the Audit Committee of the Fund has recommended to the Board that the audited financial statements of the Fund for the fiscal year ended October 31, 2016 be included in the Fund's most recent annual report filed with the Commission.

Rahn K. Porter, Chairman of the Audit Committee
David G. Harmer, Member of the Audit Committee
Richard J. Herring, Member of the Audit Committee
Moritz A. Sell, Member of the Audit Committee

Audit Fees

The aggregate fees billed by PWC for professional services rendered in connection with the annual audit and review of the Fund's financial statements for the fiscal years ended October 31, 2016 and 2015 were $51,800 and $61,400, respectively.

Audit-Related Fees

The aggregate fees billed by PWC for assurance and related services related to the performance of the audit or review of the financial statements for the fiscal years ended October 31, 2016 and 2015 were $0 and $0, respectively.

Tax Fees

The aggregate fees billed by PWC for professional services rendered by PWC for tax compliance, tax advice and tax planning (consisting of a review of the Fund's income tax returns and tax distribution requirements) for the fiscal years ended October 31, 2016 and 2015 were $9,857 and $9,570, respectively.

Other Fees

There were no other fees billed by PWC for services rendered to the Fund for the fiscal years ended October 31, 2016 and 2015.

Audit Committee Pre-approval

The Fund's Audit Committee's policy is to pre-approve all auditing and non-auditing services to be provided to the Fund by the Fund's registered public accounting firm. All of the audit and the tax services described above for which PWC billed the Fund fees for the fiscal years ended October 31, 2016 and 2015 were pre-approved by the Fund's Audit Committee.

The aggregate fees billed by PWC for non-audit services rendered to Aberdeen Asset Management Asia Limited, the Fund's investment manager ("AAMAL") or any entity controlling, controlled by, or under common control with AAMAL that provided ongoing services to the Fund ("Covered Service Providers") for the fiscal year ended October 31, 2017 were $11,070. The aggregate fees billed by PWC for non-audit services rendered to AAMAL and any Covered Service Providers for the fiscal year ended October 31, 2016 were $9,857.

The Audit Committee of the Fund has considered whether the provision of non-audit services rendered to the Fund's investment manager and affiliates of the investment manager of the Fund is compatible with maintaining the independence of PWC and has concluded it is.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Principal Holders. Set forth below is information with respect to persons who, to the knowledge of the management of the Fund, owned beneficially more than 5% of the Fund's outstanding shares of common stock as of the Record Date. The information is based on publicly available Schedule 13D, 13F and 13G disclosures filed with the Commission.

Name and Address of Beneficial Owner	Number of Shares of Common Stock and Nature of Beneficial Ownership		Percent of Common Stock Outstanding(1)
1607 Capital Partners, LLC 13 S. 13th Street, Suite 400 Richmond, VA 23219	1,384,058	(2)	18.66%
Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	720,622	(3)	9.71%

(1)  The information provided in this column regarding the percent of common stock outstanding is based on the publicly available Schedule 13D and 13G disclosures filed with the Commission as of the Record Date.

(2)  The above information is based on a Schedule 13G filed with the Commission on February 14, 2017, which indicates that 1607 Capital Partners, LLC has sole voting power and sole dispositive power with respect to its 1,384,058 shares of common stock.

(3)  The above information is based on a Schedule 13F-HR filed with the Commission on February 13, 2017, which indicates that Lazard Asset Management LLC has sole voting power and sole dispositive power with respect to its 705,921 shares of common stock and sole dispositive power and no voting power with respect to 14,701 shares of common stock.

Security Ownership of Management. As of the record date, the Fund's Directors and officers owned, in the aggregate, less than 1% of the Fund's outstanding shares of common stock.

MISCELLANEOUS

Proxies will be solicited by mail and may be solicited in person or by telephone or internet by officers of the Fund or personnel of AAMI. The Fund has retained AST Fund Solutions, LLC ("AST") to assist in the proxy solicitation. The fee for such services is estimated at $3,500, plus reimbursement of expenses. The expenses connected with the solicitation of proxies by AST and with any proxies which may be solicited by the Fund's officers or agents in person or by telephone will be borne by the Fund. The Fund will reimburse banks, brokers and other persons holding the Fund's shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

STOCKHOLDER PROPOSALS

Any proposal by a stockholder of the Fund intended to be included in the proxy materials for the year 2018 annual meeting of stockholders of the Fund must be received by the Fund, c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, not later than January 8, 2018.

The Fund's By-laws require that any proposal by a stockholder of the Fund intended to be presented at the 2018 annual meeting of stockholders but not intended to be included in the proxy materials for that meeting must be received by the Fund, c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, not earlier than 90 days prior and not later than 60 days prior to June 21, 2018.

By order of the Board of Directors,

/s/ Megan Kennedy
Megan Kennedy

Vice President and Secretary of the Fund

1735 Market Street, 32nd Floor
Philadelphia, PA 19103
May 8, 2017

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ANNUAL MEETING OF STOCKHOLDERS OF ABERDEEN SINGAPORE FUND, June 21, 2017 INC. GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting and Proxy Statement are available at http://www.astproxyportal.com/ast/14193 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 00000300000000000000 4 062117 changes to the registered name(s) on the account may not be submitted via Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1 BELOW. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. To elect Richard Herring as Class II Director of the Fund to serve until the 2020 Annual Meeting of Stockholders of the Fund and until his successor is duly elected and qualifies: FOR AGAINST ABSTAIN Richard HerringClass II Director To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that this method. Signature of Stockholder Date: Signature of StockholderDate:

- 0 ABERDEEN SINGAPORE FUND, INC. c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Proxy Solicited on Behalf of the Board of Directors for the Annual Meeting of Stockholders on June 21, 2017 The undersigned stockholder of Aberdeen Singapore Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Alan Goodson, Megan Kennedy and Heather Hasson, or any of them, as proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Stockholders (the "Meeting") of the Fund, to be held at the offices of Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, on June 21, 2017 at 11:30 a.m., Philadelphia time, and any and all adjournments or postponements thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all the powers possessed by the undersigned if personally present at the Meeting. The votes entitled to be cast by the undersigned will be cast in accordance with the instructions given by the undersigned stockholder, but if this proxy is executed and no instructions are given, the votes entitled to be cast by the undersigned will be cast IN FAVOR OF Proposal 1 as set forth in this proxy card. In addition, the votes entitled to be cast by the undersigned will be cast, in the discretion of the proxy holder on such other business as may properly come before the Meeting or any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such Shares heretofore given by the undersigned. The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement, the terms of which are incorporated by reference. CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE 14475 1.1

ANNUAL MEETING OF STOCKHOLDERS OF ABERDEEN SINGAPORE June 21, 2017 FUND, INC. INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card. Vote online/phone until 11:59 PM EDT the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access. Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 00000300000000000000 4 062117 changes to the registered name(s) on the account may not be submitted via Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1 BELOW. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. To elect Richard Herring as Class II Director of the Fund to serve until the 2020 Annual Meeting of Stockholders of the Fund and until his successor is duly elected and qualifies: FOR AGAINST ABSTAIN Richard HerringClass II Director To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that this method. Signature of Stockholder Date: Signature of StockholderDate: NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting and Proxy Statement are available at http://www.astproxyportal.com/ast/14193 COMPANY NUMBER ACCOUNT NUMBER PROXY VOTING INSTRUCTIONS